CSFB

           CREDIT SUISSE FIRST BOSTON

CSFB 2005-AGE1

DERIVED INFORMATION   4/20/05

$284,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$284,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-AGE1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that my vary from the actual characteristics of the pool . Neither Credit Suisse First Boston LLC not the Depositor have verified these analyses, calculations or valuations or present that any such valuations represent levels where actual trades may occur.

The below charts display the excess interest in CSFB 2005-AGE1 at 100% of the Prospectus Prepayment Curve (PPC) assuming no loss and (i) spot libor, (ii) forward libor and (iii) forward libor plus 100 basis points.

		EXCESS INTEREST				EXCESS INTEREST
PERIOD	SPOT LIBOR	FWD LIBOR	FWD LIBOR+100	PERIOD	SPOT LIBOR	FWD LIBOR	AND LIBOR+100
1	6.00%	6.00%	6.00%	46	4.96%	4.48%	4.18%
2	5.69%	5.57%	4.90%	47	5.07%	4.63%	4.36%
3	5.76%	5.55%	4.91%	48	4.95%	4.46%	4.16%
4	5.69%	5.42%	4.78%	49	4.98%	4.50%	4.21%
5	5.68%	5.35%	4.72%	50	4.93%	4.43%	4.14%
6	5.73%	5.36%	4.77%	51	4.96%	4.47%	4.19%
7	5.65%	5.21%	4.61%	52	4.91%	4.40%	4.11%
8	5.69%	5.22%	4.65%	53	4.90%	4.39%	4.10%
9	5.61%	5.12%	4.54%	54	4.94%	4.45%	4.16%
10	5.58%	5.06%	4.49%	55	4.90%	4.38%	4.09%
11	5.75%	5.26%	4.76%	56	4.93%	4.42%	4.14%
12	5.54%	5.01%	4.47%	57	4.89%	4.35%	4.06%
13	5.58%	5.04%	4.53%	58	4.89%	4.34%	4.05%
14	5.50%	4.93%	4.41%	59	5.00%	4.50%	4.23%
15	5.53%	5.00%	4.52%	60	4.89%	4.33%	4.04%
16	5.45%	4.89%	4.40%	61	4.92%	4.42%	4.13%
17	5.42%	4.86%	4.39%	62	4.88%	4.35%	4.06%
18	5.45%	4.92%	4.47%	63	4.92%	4.40%	4.12%
19	5.37%	4.82%	4.37%	64	4.88%	4.34%	4.05%
20	5.39%	4.87%	4.45%	65	4.88%	4.34%	4.05%
21	5.32%	4.79%	4.38%	66	4.92%	4.39%	4.11%
22	5.29%	4.76%	4.37%	67	4.88%	4.33%	4.04%
23	5.39%	4.94%	4.59%	68	4.92%	4.38%	4.10%
24	5.23%	4.75%	4.39%	69	4.89%	4.33%	4.04%
25	5.24%	4.79%	4.46%	70	4.89%	4.32%	4.04%
26	5.16%	4.71%	4.39%	71	5.00%	4.49%	4.23%
27	5.17%	4.76%	4.47%	72	4.89%	4.33%	4.05%
28	5.11%	4.69%	4.40%	73	4.94%	4.41%	4.13%
29	5.11%	4.67%	4.37%	74	4.91%	4.36%	4.08%
30	5.15%	4.72%	4.42%	75	4.95%	4.42%	4.14%
31	5.10%	4.64%	4.32%	76	4.92%	4.37%	4.09%
32	5.15%	4.68%	4.36%	77	4.93%	4.37%	4.09%
33	5.10%	4.60%	4.27%	78	4.97%	4.43%	4.16%
34	5.10%	4.58%	4.23%	79	4.94%	4.38%	4.11%
35	5.19%	4.68%	4.35%	80	4.98%	4.44%	4.17%
36	5.10%	4.54%	4.18%	81	4.95%	4.39%	4.12%
37	5.15%	4.59%	4.22%	82	4.96%	4.40%	4.12%
38	5.09%	4.51%	4.15%	83	5.04%	4.51%	4.25%
39	5.12%	4.59%	4.25%	84	4.98%	4.41%	4.14%
40	5.05%	4.53%	4.20%	85	5.02%	4.48%	4.22%
41	5.03%	4.53%	4.21%	86	4.99%	4.43%	4.16%
42	5.04%	4.59%	4.30%
43	4.99%	4.52%	4.23%
44	5.02%	4.56%	4.28%
45	4.97%	4.49%	4.20%

100% Prospectus Prepayment Curve (PPC)

With respect to the Mortgage Loans, 100% of the prepayment assumption (the “PPC”) describes prepayments starting at 25% CPR in month 1, and remaining at 25% CPR thereafter.